UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                                  May 13, 2004

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


        DELAWARE                     0-31226                      76-0685039
State of Incorporation or       (Commission File               (I.R.S. Employer
      Organization                   Number)                 Identification No.)


         5959 CORPORATE DRIVE, SUITE LL 250
                   HOUSTON, TEXAS                          77036
      Address of Principal Executive Offices              Zip Code








                                 (281) 588-9700
                         Registrant's telephone number,
                               including area code




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.         Financial Statements and Exhibits.

                (c)      Exhibits

                         99.1 Press Release dated May 13, 2004, issued by INVESTools Inc.

Item 12.        Results of Operations and Financial Condition.

     On May 13, 2004, INVESTools Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INVESTOOLS, INC.


                                             By: /s/     Paul A. Helbling
                                                 -------------------------------
                                                         Paul A. Helbling
                                                         Chief Financial Officer

Dated: May 13, 2004



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                                INDEX TO EXHIBITS


Exhibit Number          Exhibit

99.1                    Press Release dated May 13, 2004, issued by INVESTools
                        Inc.